Second Quarter Earnings JULY 23, 2015

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • IDEX’s Outlook • Q2 2015 Financial Performance • Q2 2015 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified Products • Guidance Update • Q&A 1 AGENDA

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries • Dial toll–free: 877.660.6853 • International: 201.612.7415 • Conference ID: #13598713 • Log on to: www.idexcorp.com 2 Replay Information

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC. 3

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 4 IDEX Q2 Financial Performance Sales EPS Operating Margin Free Cash Flow $0 $200 $400 $600 Q2 $547 $515 2014 2015 $0.00 $0.50 $1.00 Q2 $0.88 $0.89 2014 2015 15.0% 17.0% 19.0% 21.0% 23.0% Q2 20.5% 21.3% 2014 2015 $0 $50 $100 Q2 $80 $86 2014 2015 Organic: 2% decrease 80 bps increase 1% increase 7% increase Operating Margin increased 80 bps and FCF was 124 percent of net income

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 5 Fluid & Metering Orders Sales Q2 Sales Mix: Organic -2% Acquisition 1% Fx -4% Reported Sales -5% Q2 Summary:  Water Services sales growth in the first half of 2015 expected to continue as municipal spending increases in the US and UK  Industrial project wins in Europe offset mid-quarter softness in North America, with order momentum growing in all geographies at quarter-end  Energy’s mid and upstream North American business continued to lag, while European large project orders improved in the second quarter  Agriculture OEM market not expected to rebound in 2015 Operating Margin $0 $100 $200 $300 Q2 $233 $219 2014 2015 20.0% 22.0% 24.0% 26.0% Q2 24.6% 24.1% 2014 2015 Organic: 3% decrease $0 $100 $200 $300 Q2 $226 $215 2014 2015 Organic: 2% decrease 50 bps decrease End market conditions remain largely unchanged from first quarter 2015

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 6 Health & Science Orders Sales Operating Margin $0 $50 $100 $150 $200 Q2 $194 $180 2014 2015 18.0% 20.0% 22.0% 24.0% Q2 19.5% 22.3% 2014 2015 Organic: 4% decrease $0 $50 $100 $150 $200 Q2 $186 $188 2014 2015 Organic: 4% increase 280 bps increase Sales up 4 percent organically, Operating Margin up 280 bps Q2 Sales Mix: Organic 4% Acquisition 2% Fx -4% Reported Sales 2% Q2 Summary:  Scientific Fluidics end markets expanded for second straight quarter, and acquisition of CiDRA Precision Services will enhance microfluidics capabilities  Sealing Solutions organic order and sales growth driven by semicon market, and Novotema acquisition will expand our presence in global sealing market  IOP continues to deliver solid profitability improvements  MPT order and sales growth in Q2 upheld by solid aftermarket business, but long-cycle Capex orders continue to lag

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries 7 Fire & Safety / Diversified Orders Sales Operating Margin $0 $50 $100 $150 Q2 $125 $106 2014 2015 25.0% 26.0% 27.0% 28.0% 29.0% Q2 26.4% 28.1% 2014 2015 Organic: 7% decrease $0 $50 $100 $150 Q2 $136 $112 2014 2015 Organic: 11% decrease 170 bps increase Operating Margin up 170 bps Q2 Sales Mix: Organic -11% Acquisition 0% Fx -7% Reported Sales -18% Q2 Summary:  Dispensing delivered excellent operating margin expansion, and markets remain strong across all geographies  Rescue saw pockets of European growth, while political difficulties continued to delay sales into China  Fire Suppression core pump markets remain solid in the US and UK  Band-It sales in transportation market is strong, while sales into oil & gas remain challenged

Outlook: 2015 Guidance Summary

IDEX CORPORATION

Q3 2015

- EPS estimate range: $0.88 – $0.90
- Operating margin: ~ 21%
- Tax rate: ~ 29.0 -- 29.5%
- Fx impact: ~5% topline headwind, or ~5 cents of EPS based on current Fx rates

FY 2015

- EPS estimate range: $3.50 – $3.60
- Organic revenue growth: ~ Flat
- Operating margin: ~ 21%
- Fx impact: ~4% topline headwind, or ~20 cents of EPS based on current Fx rates
- Other modeling items
  - Tax rate: ~ 29%
  - Cap Ex: ~ $45M
  - Free Cash Flow will be ~120% of net income
  - Continued share repurchases: ~ net 2% reduction
  - EPS estimate excludes all future acquisitions and associated costs and charges and the cost associated with 2nd half restructuring actions

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DISCIPLINED CHOICES

Brand names shown in this presentation are registered trademarks of IDEX Corporation and/or its subsidiaries